EXHIBIT #10.6



OFFICE/WAREHOUSE LEASE


         THIS INDENTURE of lease, entered into this 1st day of April , 19 98 , by and between Cambridge Apartments, Inc. a MN Corporation hereinafter referred to as "Lessor", and Navarre Corporation, a MN Corporation hereinafter referred to as "Lessee".

DEFINITIONS:

         "Premises" - That certain real property located in the City of New Hope, County of Hennepin and State of Minnesota and legally described on Exhibit "A" attached hereto and made a part hereof, including all buildings and site improvements located thereon.

         "Building" - That certain office/warehouse building containing approximately 86,430 square feet located upon the Premises and commonly described as Navarre Building located at 7400 49th Avenue North, New Hope, MN. .

         "Demised Premises" - That certain portion of the Building located at 7400 49th Avenue North, New Hope, MN consisting of approximately eighty six thousand four hundred thirty feet (86,430) square feet of office and warehouse space, as measured from the outside walls of the Demised Premises to the center of the partition wall, as shown on the floor plan attached hereto as Exhibit "B" and made a part hereof. The Demised Premises include a non-exclusive easement for access to common areas, as hereinafter defined, and all licenses and easements appurtenant to the Demised Premises.

         "Common Areas" - The term "common area" means the entire areas to be used for the non-exclusive use by Lessee and other lessees in the Building, including, but not limited to, corridors, lavatories, driveways, truck docks, parking lots and landscaped areas. Subject to reasonable rules and regulations promulgated by Lessor, the common areas are hereby made available to Lessee and its employees, agents, customers, and invitees for reasonable use in common with other lessees, their employees, agents, customers and invitees.

WITNESSETH:

TERM:
1. For and in consideration of the rents, additional rents, terms, provisions and covenants herein contained, Lessor hereby lets, leases and demises to Lessee the Demised Premises for the term of 180 months commencing on the 1st day of July, 1998 (sometimes called "the Commencement Date") and expiring the 30th day of June , 2013 (sometimes called "Expiration Date"), unless sooner terminated as hereinafter provided.

BASE RENT:
2. Lessee shall pay Lessor, a total annual rental of Four hundred sixty five thousand dollars ($465,000.000) payable in advance, in equal monthly installments of Thirty eight thousand seven hundred and fifty Dollars ($ 38,750.00), commencing on the Commencement Date and continuing on the first day of each and every month thereafter for the next succeeding months during the balance of the term (sometimes called "Base Rent"). After the 30th month a 2.5% increase will occur every 30 months.

ADDITIONAL RENT:
3. Lessee shall pay throughout the term of this Lease the following: Lessee shall pay a sum equal to one hundred percent (100%) of the Real Estate taxes when due. The term "Real Estate Taxes" shall mean all real estate taxes, all assessments and any taxes in lieu thereof which may be levied upon or assessed against the Premises of which the Demised Premises are a part.
         In the event the taxing authorities include in such real estate taxes and assessments the value of any improvements made by Lessee, or of machinery, equipment, fixtures, inventory or other personal property or assets of lessee, then Lessee shall pay all

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the taxes attributable to such items in addition to its proportionate share of said aforementioned real estate taxes and assessments.
b. A sum equal to one hundred percent (100%) of the annual aggregate operating expenses for the operation, maintenance and repair of the Premises. The term "Operating Expenses" shall include but not be limited to maintenance, repair, replacement and care of all common area lighting, common area plumbing and roofs, parking and landscaped areas, signs, snow removal, non-structural repair and maintenance of the exterior of the Building, insurance premiums, management fee, wages and fringe benefits of personnel employed for such work, costs of equipment purchased and used for such purposes, and the cost or portion thereof properly allocable to the Premises.
c. In no event shall the total adjusted monthly rent be less than Thirty eight thousand seven hundred and fifty dollars ($ 38,750.00 ) per month during the term of this Lease.
The payment of the sums set forth in this Article 3 shall be in addition to the Base Rent payable pursuant to Article 2 of this Lease.

COVENANT TO PAY RENT:
4. The covenants of Lessee to pay the Base Rent and the Additional Rent are each independent of any other covenant, condition, provision or agreement contained in this Lease. All rents are payable to Lessor at: Cambridge Apartments, Inc. c/o John R. Paulson 320 Edgewood Ave., Golden Valley, Minnesota 55426

UTILITIES:
5. Lessor shall provide mains and conduits to supply water, gas, electricity and sanitary sewage to the Premises. Lessee shall pay, when due, all charges for sewer usage or rental, garbage, disposal, refuse removal, water, electricity, gas, fuel oil, LP gas, telephone and/or other utility services or energy source furnished to the Demised Premises during the term of this Lease, or any renewal or extension thereof. If Lessor elects to furnish any of the foregoing utility services or other services furnished or caused to be furnished to Lessee, then the rate charged by Lessor shall not exceed the rate Lessee would be required to pay to a utility company or service company furnishing any of the foregoing utilities or services. The charges thereof shall be deemed additional rent in accordance with Article 3.

CARE AND REPAIR OF DEMISED PREMISES:
6. Lessee shall, at all times throughout the term of this Lease, including renewals and extensions, and at its sole expense, keep and maintain the Demised Premises in a clean, safe, sanitary and first class condition and in compliance with all applicable laws, codes, ordinances, rules and regulations. Lessee's obligations hereunder shall include but not be limited to the maintenance, repair and replacement, if necessary, of heating, air conditioning fixtures, equipment, and systems, all lighting and plumbing fixtures and equipment, fixtures, motors and machinery, all interior walls, partitions, doors and windows, including the regular painting thereof, all exterior entrances, windows, doors and docks and the replacement of all broken glass. When used in this provision, the term "repairs" shall include replacements or renewals when necessary, and all such repairs made by the Lessee shall be equal in quality and class to the original work. The Lessee shall keep and maintain all portions of the Demised Premises and the sidewalk and areas adjoining the same in a clean and orderly condition, free of accumulation of dirt, rubbish, snow and ice.
         If Lessee fails, refuses or neglects to maintain or repair the Demised Premises as required in this Lease after notice shall have been given Lessee, in accordance with Article 33 of this Lease, Lessor may make such repairs without liability to Lessee for any loss or damage that may accrue to Lessee's merchandise, fixtures or other property or to Lessee's business by reason thereof, and upon completion thereof, Lessee shall pay to Lessor all costs plus 15% for overhead incurred by Lessor in making such repairs upon presentation to Lessee of bill therefor.
         Lessee shall repair, at its expense, the structural portions of the Building.
         The Lessee shall be responsible for all outside maintenance of the Demised Premises, including grounds and parking areas.

SIGNS:
7. Any sign, lettering, picture, notice or advertisement installed on or in any part of the Premises and visible from the exterior of the Building, or visible from exterior of the Demised Premises, shall be approved and installed by Lessor at Lessee's expense. In the event of a violation of the foregoing by Lessee, Lessor may remove the same without any liability and may charge the expense incurred by such removal to Lessee.

ALTERATIONS, INSTALLATION, FIXTURES:
8. Except as hereinafter provided, Lessee shall not make any alteration, additions, or improvements in or to the Demised Premises or add, disturb or in any way change any plumbing or wiring therein without the prior written consent of the Lessor. In the event alterations are required by any governmental agency


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by reason of the use and occupancy of the Demised Premises by Lessee, Lessee shall make such alterations at its own cost and expense after first obtaining Lessor's approval of plans and specifications therefor and furnishing such indemnification as Lessor may reasonably require against liens, costs, damages and expenses arising out of such alterations. Alterations or additions by Lessee must be built in compliance with all laws, ordinances and governmental regulations affecting the Premises and Lessee shall warrant to Lessor that all such alterations, additions, or improvements shall be in strict compliance with all relevant laws, ordinances, governmental regulations, and insurance requirements. Construction of such alterations or additions shall commence only upon Lessee obtaining and exhibiting to Lessor the requisite approvals, licenses and permits and indemnification against liens. All alterations, installations, physical additions or improvements to the Demised Premises made by Lessee shall at once become the property of Lessor and shall be surrendered to Lessor upon the termination of this Lease; provided, however, this clause shall not apply to movable equipment or furniture owned by Lessee which may be removed by Lessee at the end of the term of this Lease if Lessee is not then in default. Tenant shall be responsible for all costs related to improvements or modifications to the Demised Premises required or necessary to comply with the Americans With Disabilities Act of 1990 (ADA), or similar statutes or law.

POSSESSION:
9. Except as hereinafter provided Lessor shall deliver possession of the Demised Premises to Lessee in the condition required by this Lease on or before the Commencement Date, but delivery of possession prior to or later than such Commencement Date shall not affect the expiration date of this Lease. The rentals herein reserved shall commence on the date when possession of the Demised Premises is delivered by Lessor to Lessee. Any occupancy by Lessee prior to the beginning of the term shall in all respects be the same as that of a Lessee under this Lease. Lessor shall have no responsibility or liability for loss or damage to fixtures, facilities or equipment installed or left on the Demised Premises. If Demised Premises are not ready for occupancy by Commencement Date and possession is later than Commencement Date, rent shall begin on date of possession.

USE:
10. The Demised Premises shall be used and occupied by Lessee solely for the purposes of General Office and Warehouse so long as such use is in compliance with all applicable laws, ordinances and governmental regulations affecting the Building and Premises. The Demised Premises shall not be used in such manner that, in accordance with any requirement of law or of any public authority, Lessor shall be obliged on account of the purpose or manner of said use to make any addition or alteration to or in the Building. The Demised Premises shall not be used in any manner which will increase the rates required to be paid for public liability or for fire and extended coverage insurance covering the Premises. Lessee shall occupy the Demised Premises, conduct its business and control its agents, employees, invitees and visitors in such a way as is lawful, and reputable and will not permit or create any nuisance, noise, odor, or otherwise interfere with, annoy or disturb any other tenant in the Building in its normal business operations or Lessor in its management of the Building. Lessee's use of the Demised Premises shall conform to all the Lessor's rules and regulations relating to the use of the Premises. Outside storage on the Premises of any type of equipment, property or materials owned or used on the Premise by Lessee or its customers and suppliers shall not be permitted.

ACCESS TO DEMISED PREMISES:
11. The Lessee agrees to permit the Lessor and the authorized representatives of the Lessor to enter the Demised Premises at all times during usual business hours for the purpose of inspecting the same and making any necessary repairs to the Demised Premises and performing any work therein that may be necessary to comply with any laws, ordinances, rules, regulations or requirements of any public authority or of the Board of Fire Underwriters or any similar body or that the Lessor may deem necessary to prevent waste or deterioration in connection with the Demised Premises. Nothing herein shall imply any duty upon the part of the Lessor to do any such work which, under any provision of this Lease, the Lessee may be required to perform and the performance thereof by the Lessor shall not constitute a waiver of the Lessee's default in failing to perform the same. The Lessor may, during the progress of any work in the Demised Premises, keep and store upon the Demised Premises all necessary materials, tools and equipment. The Lessor shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business, or other damage of the Lessee by reason of making repairs or the performance of any work in the Demised Premises, or on account of bringing materials, supplies and equipment into or through the Demised Premises during the course thereof and the obligations of the Lessee under this Lease shall not thereby be affected in any manner whatsoever.


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         Lessor reserves the right to enter upon the Demised Premises at any time in the event of an emergency and at reasonable hours to exhibit the Demised Premises to prospective purchasers or others; and to exhibit the Demised Premises to prospective Lessees and to the display "For Lease" or similar signs on windows or doors in the Demised Premises during the last one hundred eighty
(180) days of the term of this Lease, all without hindrance or molestation by Lessee.

EMINENT DOMAIN:
12. In the event of any eminent domain or condemnation proceeding or private sale in lieu thereof in respect to the Premises during the term thereof, the following provisions shall apply:
a. If the whole of the Premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then the term of this Lease shall cease and terminate as of the date possession shall be taken in such proceeding and all rentals shall be paid up to that date.
b. If any part constituting less than the whole of the Premises shall be acquired or condemned as aforesaid, and in the event that such partial taking or condemnation shall materially affect the Demised Premises so as to render the Demised Premises unsuitable for the business of the Lessee, in the reasonable opinion of Lessor, then the term of this Lease shall cease and terminate as of the date possession shall be taken by the condemning authority and rent shall be paid to the date of such termination.
         In the event of a partial taking or condemnation of the Premises which shall not materially affect the Demised Premises so as to render the Demised Premises unsuitable for the business of the Lessee, in the reasonable opinion of the Lessor, this Lease shall continue in full force and effect but with a proportionate abatement of the Base Rent and Additional Rent based on the portion, if any, of the Demised Premises taken. Lessor reserves the right, at its option, to restore the Building and the Demised Premises to substantially the same condition as they were prior to such condemnation. In such event, Lessor shall give written notice to Lessee, within thirty (30) days following the date possession shall be taken by the condemning authority, of Lessor's intention to restore. Upon Lessor's notice of election to restore, Lessor shall commence restoration and shall restore the Building and the Demised Premises with reasonable promptness, subject to delays beyond Lessor's control and delays in the making of condemnation or sale proceeds adjustments by Lessor; and Lessee shall have no right to terminate this Lease except as herein provided. Upon completion of such restoration, the rent shall be adjusted based upon the portion, if any, of the Demised Premises restored.
c. In the event of any condemnation or taking as aforesaid, whether whole or partial, the Lessee shall not be entitled to any part of the award paid for such condemnation and Lessor is to receive the full amount of such award, the Lessee hereby expressly waiving any right to claim to any part thereof.
d. Although all damages in the event of any condemnation shall belong to the Lessor whether such damages are awarded as compensation for diminution in value of the leasehold or to the fee of the Demised Premises, Lessee shall have the right to claim and recover from the condemning authority, but not from Lessor, such compensation as may be separately awarded or recoverable by Lessee in Lessee's own right on account of any and all damage to Lessee's business by reason of the condemnation and for or on account of any cost or loss to which Lessee might be put in removing Lessee's merchandise, furniture, fixtures, leasehold improvements and equipment. However, Lessee shall have no claim against Lessor or make any claim with the condemning authority for the loss of its leasehold estate, any unexpired term or loss of any possible renewal or extension of said lease or loss of any possible value of said lease, any unexpired term renewal or extension of said Lease.

DAMAGE OR DESTRUCTION:
13. In the event of any damage or destruction to the Premises by fire or other cause during the term hereof, the following provisions shall apply:
a. If the Building is damaged by fire or any other cause to such extent that the cost of restoration, as reasonably estimated by Lessor, will equal or exceed thirty percent (30%) of the replacement value of the Building (exclusive of foundations) just prior to the occurrence of the damage, then Lessor may, no later than the sixtieth (60th) day following the damage, give Lessee written notice of Lessor's election to terminate this Lease.
b. If the cost of restoration as estimated by Lessor will equal or exceed fifty percent (50%) of said replacement value of the Building and if the Demised Premises are not suitable as a result of said damage for the purposes for which they are demised hereunder, in the reasonable opinion of Lessee, then Lessee may, no later than the sixtieth (60th) day following the damage, give Lessor a written notice of election to terminate this Lease.
c. If the cost of restoration as estimated by Lessor shall amount to less than thirty percent (30%) of said replacement value of the Building, or if, despite the cost, Lessor does not elect to terminate this Lease,


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Lessor shall restore the Building and the Demised Premises with reasonable promptness, subject to delays beyond Lessor's control and delays in the making of insurance adjustments by Lessor; and Lessor shall not be responsible for restoring or repairing leasehold improvements of the Lessee.
d. In the event of either of the elections to terminate, this Lease shall be deemed to terminate on the date of the receipt of the notice of election and all rents shall be paid up to that date. Lessee shall have no claim against Lessor for the value of any unexpired term of this Lease.
e. In any case where damage to the Building shall materially affect the Demised Premises so as to render them unsuitable in whole or in part for the purposes for which they are demised hereunder, then, unless such destruction was wholly or partially caused by the negligence or breach of the terms of this Lease by Lessee, its employees, contractors or licensees, a portion of the rent based upon the amount of the extent which the Demised Premises are rendered unsuitable shall be abated until repaired or restored. If the destruction or damage was wholly or partially caused by negligence or breach of the terms of this Lease by Lessee as aforesaid and if Lessor shall elect to rebuild, the rent shall not abate and the Lessee shall remain liable for the same.

CASUALTY INSURANCE:
14.a Lessor shall at all times during the term of this Lease, at its expense, maintain a policy or policies of insurance with premiums paid in advance issued by an insurance company licensed to do business in the State of Minnesota insuring the Building against loss or damage by fire, explosion or other insurance hazards and contingencies for the full replacement value, provided that Lessor shall not be obligated to insure any furniture, equipment, machinery, goods or supplies not covered by this Lease which Lessee may bring upon the Demised Premises or any additional improvements which Lessee may construct or install on the Demised Premises.
b. Lessee shall not carry any stock of goods or do anything in or about the Demised Premises which will in any way impair or invalidate the obligation of the insurer under any policy of insurance required by this Lease.
c. Lessor hereby waives and releases all claims, liability and causes of action against Lessee and its agents, servants and employees for loss or damage to, or destruction of, the Premises or any portion thereof, including the buildings and other improvements situated thereon, resulting from fire, explosion and other perils included in standard extended coverage insurance, whether caused by the negligence of any of said persons or otherwise. Likewise, Lessee hereby waives and releases all claims, liabilities and causes of action against Lessor and its agents, servants and employees for loss or damage to, or destruction of, any of the improvements, fixtures, equipment, supplies, merchandise and other property, whether that of Lessee or of others in, upon or about the Premises resulting from fire, explosion or the other perils included in standard extended coverage insurance, whether caused by the negligence of any of said persons or otherwise. The waiver shall remain in force whether or not the Lessee's insurer shall consent thereto.
d. In the event that the use of the Demised Premises by Lessee increases the premium rate for insurance carried by Lessor on the improvements of which the Demised Premises are a part, Lessee shall pay Lessor, upon demand, the amount of such premium increase. If Lessee installs any electrical equipment that overloads the power lines to the building or its wiring, Lessee shall, at its own expense, make whatever changes are necessary to comply with the requirements of the insurance underwriter, insurance rating bureau and governmental authorities having jurisdiction.

PUBLIC LIABILITY INSURANCE:
15. Lessee shall during the term hereof, keep in full force and effect at its expense a policy or policies of public liability insurance with respect to the Demised Premises and the business of Lessee, on terms with companies approved in writing by Lessor, in which both Lessee and Lessor shall be covered by being named as insured parties under reasonable limits of liability not less than:
$500,000 for injury/death to any one person; $1,000,000 for injury/death to more than one person, and $500,000 with respect to damage to property. Such policy or policies shall provide that ten (10) days written notice must be given to Lessor prior to cancellation thereof. Lessee shall furnish evidence satisfactory to Lessor at the time this Lease is executed that such coverage is in full force and effect.

DEFAULT OF LESSEE:
16.a. In the event of any failure of Lessee to pay any rental due hereunder within thirty (30) days after written notice that the same is due, or any failure to perform any other of the terms, conditions or covenants of this Lease to be observed or performed by Lessee for more than thirty (30) days after written notice of such failure shall have been given to Lessee, or if Lessee or an agent of Lessee shall falsify any report required to be furnished to Lessor pursuant to the terms of this Lease, or if Lessee or any guarantor of this Lease shall become bankrupt or insolvent, or file any debtor proceedings or any


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person shall take or have against Lessee or any guarantor of this Lease in any court pursuant to any statute either of the United States or of any state a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Lessee's or any such guarantor's property, or if Lessee or any such guarantor makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement, or if Lessee shall abandon the Demised Premises or suffer this Lease to be taken under any writ of execution, then in any such event Lessee shall be in default hereunder, and Lessor, in addition to their rights or remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the Demised Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Lessee, all without service of notice or resort to legal process and without being guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.
b. Should Lessor elect to re-enter the Demised Premises, as herein provided, or should it take possession of the Demised Premises pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time, without terminating this Lease, make such alterations and repairs as may be necessary in order to relet the Demised Premises, and relet the Demised Premises or any part thereof upon such term or terms (which may be for a term extending beyond the term of this lease) and at such rental or rentals and upon such other terms and conditions as Lessor in its sole discretion may deem advisable. Upon each such subletting all rentals received by the Lessor from such reletting shall be applied first to the payment of any indebtedness other than rent due hereunder from Lessee to Lessor; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorney's fees and costs of such alterations and repairs; third, to the payment of the rent due and unpaid payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month be less than that to be paid during that month by Lessee hereunder, Lessee, upon demand, shall pay any such deficiency to Lessor. No such re-entry or taking possession of the Demised Premises by Lessor shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Lessee or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Lessor may at any time after such re-entry and reletting elect to terminate this Lease for any such breach, in addition to any other remedies it may have, it may recover from Lessee all damages it may incur by reason of such breach, including the cost of recovering the Demised Premises, reasonable attorney's fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Demised Premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Lessee to Lessor.
c. Lessor may, at its option, instead of exercising any other rights or remedies available to it in this Lease or otherwise by law, statute or equity, spend such money as is reasonably necessary to cure any default of Lessee herein and the amount so spent, and costs incurred, including attorney's fees in curing such default, shall be paid by Lessee, as additional rent, upon demand.
d. No remedy herein or elsewhere in this Lease or otherwise by law, statute or equity, conferred upon or reserved to Lessor or Lessee shall be exclusive of any other remedy, but shall be cumulative, and may be exercised from time to time and as often as the occasion may arise.

COVENANTS TO HOLD HARMLESS:
17. Unless the liability for damage or loss is caused by the negligence of Lessor, its agents or employees, Lessee shall hold harmless Lessor from any liability for damages to any person or property in or upon the Demised Premises and the Premises, including the person and the property of Lessee and its employees and all persons in the Building at its or their invitation or sufferance, and from all damages resulting from Lessee's failure to perform the covenants of this Lease. All property kept, maintained or stored on the Demised Premises shall be so kept, maintained or stored at the sole risk of Lessee. Lessee agrees to pay all sums of money in respect of any labor, service, materials, supplies or equipment furnished or alleged to have been furnished to Lessee in or about the Premises, and not furnished on order of Lessor, which may be secured by any Mechanic's Materialmen's or other lien to be discharged at the time performance of any obligation secured thereby matures, provided that Lessee may contest such lien, but if such lien is reduced to final judgment and if such judgment or process thereon is not stayed, or if stayed and said stay expires, then and in each such event, Lessee shall forthwith pay and discharge said judgment. Lessor shall have the right to post and maintain on the Demised Premises,


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notices of non-responsibility under the laws of the State of Minnesota.

NON-LIABILITY:
18. Subject to the terms and conditions of Article 14 hereof, Lessor shall not be liable for damage to any property of Lessee or of others located on the Premises, nor for the loss of or damage to any property of Lessee or of others by theft or otherwise. Lessor shall not be liable for any injury or damage to persons or property resulting from fire, explosion, any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the Premises or from the pipes, appliances, or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any such damage caused by other Lessees or persons in the Premises, occupants of adjacent property, of the buildings, or the public or caused by operations in construction of any private, public or quasi-public work. Lessor shall not be liable for any latent defect in the Demised Premises. All property of Lessee kept or stored on the Demised Premises shall be so kept or stored at the risk of Lessee only and Lessee shall hold Lessor harmless from any claims arising out of damage to the same, including subrogation claims by Lessee's insurance carrier.

SUBORDINATION:
19. This Lease shall be subordinated to any mortgages that may not exist or that may hereafter be placed upon the Demised Premises and to any and all advances made thereunder, and to the interest upon the indebtedness evidenced by such mortgages, and to all renewals, replacements and extensions thereof. In the event of execution by Lessor after the date of this Lease of any such mortgage, renewal, replacement or extension, Lessee agrees to execute a subordination agreement with the holder thereof which agreement shall provide that:
a. Such holder shall not disturb the possession and other rights of Lessee under this Lease so long as Lessee is not in default hereunder,
b. In the event of acquisition of title to the Demised Premises by such holder, such holder shall accept the Lessee as Lessee of the Demised Premises under the terms and conditions of this Lease and shall perform all the obligations of Lessor hereunder, and
c. The Lessee shall recognize such holder as Lessor hereunder.
         Lessee shall, upon receipt of a request from Lessor therefor, execute and deliver to Lessor or to any proposed holder of a mortgage or trust deed or to any proposed purchaser of the Premises, a certificate in recordable form, certifying that this Lease is in full force and effect, and that there are no offsets against rent nor defenses to Lessee's performance under this Lease, or setting forth any such offsets or defenses claimed by Lessee as the case may be.

ASSIGNMENT OR SUBLETTING:

Lessee agrees to use and occupy the Demised Premises throughout the entire term hereof for the purpose of purposes herein specified and for no other purposes, in the manner and to substantially the extent now intended, and not to transfer or assign this Lease or sublet said Demised Premises, or any part thereof, whether by voluntary act, operation of law, or otherwise, without obtaining the prior written consent of Lessor in each instance. Lessee shall seek such consent of Lessor by a written request therefor, setting forth such information as Lessor may deem necessary. Lessor agrees not to withhold consent unreasonably. Consent by Lessor to any assignment of this Lease or to any subletting of the Demised Premises shall not be a waiver of Lessor's rights under this Article as to any subsequent assignment or subletting. Lessor's rights to assign this Lease are and shall remain unqualified. No such assignment or subleasing shall relieve the Lessee from any of Lessee's obligations in this Lease contained, nor shall any assignment or sublease or other transfer of this Lease be effective unless the assignee, sublessee or transferee shall at the time of such assignment, sublease or transfer, assume in writing for the benefit of Lessor, its successors or assigns, all of the terms, covenants and conditions of this Lease thereafter to be performed by Lessee and shall agree in writing to be bound thereby.

ATTORNMENT:
21. In the event of a sale or assignment of Lessor's interest, in the Premises, or the Building in which the Demised Premises are located, or this Lease, or if the Premises come into custody or possession of a mortgagee or any other party whether because of a mortgage foreclosure, or otherwise, Lessee shall attorn to such assignee or other party and recognize such party as Lessor hereunder; provided, however, Lessee's peaceable possession will not be disturbed so long as Lessee faithfully performs its obligations under this Lease. Lessee shall execute, on demand, any attornment agreement required by any such party to be executed, containing such provisions and such other provisions as such party may require.

NOVATION IN THE EVENT OF SALE:
22. In the event of the sale of the Demised Premises, Lessor shall be and hereby is relieved of all of the covenants and obligations created hereby accruing from and after the date of sale, and such sale shall result automatically in the purchaser assuming and agreeing to carry out all the covenants and obligations of Lessor herein. Notwithstanding the foregoing provisions of this Article, Lessor, in the event of a sale of the Demised Premises, shall cause to be included in this agreement of sale and purchase a covenant whereby the purchase of the Demised Premises assumes and agrees to carry out all of the covenants and obligations of Lessor herein.
         The Lessee agrees at any time and from time to time upon not less than ten (10) days prior written request by the Lessor to execute, acknowledge and deliver to the Lessor a statement in writing certifying that this Lease is unmodified and in full force and effect as modified and stating the modifications, and the dates to which the basic rent and other charges have been paid in advance, if any, it being intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective purchaser of the fee or mortgagee or assignee of any mortgage upon the fee of the Demised Premises.

SUCCESSORS AND ASSIGNS:
The terms, covenants and conditions hereof shall be binding upon and inure to the successors and assigns of the parties hereto.

REMOVAL OF FIXTURES:
24. Notwithstanding anything contained in Article 8, 29 or elsewhere in this Lease, if Lessor requests then Lessee will promptly remove at the sole cost and expense of Lessee all fixtures, equipment and alterations made by Lessee simultaneously with vacating the Demised Premises and Lessee will promptly restore said Demised Premises to approximately the condition that existed immediately prior to said fixtures, equipment and alterations having been made all at the sole cost and expense of Lessee.

QUIET ENJOYMENT:
25. Lessor warrants that it has full right to execute and to perform this Lease and to grant the estate demised, and that Lessee, upon payment of the rents and other amounts due and the performance of all the terms, conditions, covenant and agreements on Lessee's part to be observed and performed under this Lease, may peaceably and quietly enjoy the Demised Premises for the business uses permitted hereunder, subject, nevertheless, to the terms and conditions of this Lease.

RECORDING:
26. Lessee shall not record this Lease without the written consent of Lessor. However, upon the request of either party hereto, the other party shall join in the execution of the Memorandum lease for the purposes of recordation. Said Memorandum lease shall describe the parties, the Demised Premises and the term of the Lease and shall incorporate this Lease by reference. This Article 27 shall not be construed to limit Lessor's right to file this Lease under Article 22 of this Lease.

OVERDUE PAYMENTS:
27. All monies due under this Lease from Lessee to Lessor shall be due on demand, unless otherwise specified and if not paid when due, shall result in the imposition of a service charge for such late payment in the amount of four percent (4%) of the amount due if rent not received by the tenth of the month.

SURRENDER:
28. On the Expiration Date or upon the termination hereof upon a day other than the Expiration Date, Lessee shall peaceably surrender the Demised Premises broom-clean in good order, condition and repair, reasonable wear and tear only excepted. On or before the Expiration Date or upon termination of this Lease on a day other than the Expiration Date, Lessee shall, at its expense, remove all trade fixtures, personal property and equipment and signs from the Demised Premises and any property not removed shall be deemed to have been abandoned. Any damage caused in the removal of such items shall be repaired by Lessee and at its expense. All alterations, additions, improvements and fixtures (other than trade fixtures) which shall have been made or installed by Lessor or Lessee upon the Demised Premises and all floor covering so installed shall remain upon and be surrendered with the Demised Premises as a part thereof, without disturbance, molestation or injury, and without charge, at the expiration of termination of this Lease. If the Demised Premises are not surrendered on the Expiration Date or the date of termination, Lessee shall indemnify Lessor against loss or liability, claims, without limitation, made by any succeeding Lessee founded on such delay. Lessee shall promptly surrender all keys for the Demised Premises to Lessor at the place then fixed for payment of rent and shall inform Lessor of combinations of any locks and safes on the Demised Premises.

HOLDING OVER:
29. In the event of a holding over by Lessee after expiration or termination of this Lease without the consent in writing of Lessor, Lessee shall be deemed a lessee at sufferance and shall pay rent for such occupancy at the rate of 150% of the last-current aggregate Base and Additional Rent, prorated for the entire holdover period, plus all attorney's fees and expenses incurred by Lessor in enforcing its rights hereunder, plus any other damages occasioned by such holding over. Except as otherwise agreed, any holding over with the written consent of Lessor shall constitute Lessee a month-to-month lessee.

ABANDONMENT:
30. In the event Lessee shall remove its fixtures, equipment or machinery or shall vacate the Demised Premises or any part thereof prior to the Expiration Date of this Lease, or shall discontinue or suspend the operation of its business conducted on the Demised Premises for a period of more than thirty (30) consecutive days (except during any time when the Demised Premises may be rendered untenantable by reason of fire or other casualty), then in any such event Lessee shall be deemed to have abandoned the Demised Premises and Lessee shall be in default under the terms of this Lease.

CONSENTS BY LESSOR:
31. Whenever provision is made under this Lease for Lessee securing the consent or approval by Lessor, such consent or approval shall only be in writing.

NOTICES:
32. Any notice required or permitted under this Lease shall be deemed sufficiently given or secured if sent by registered or certified return receipt mail to Lessee at 7400 49th Avenue North, New Hope, MN 55426 and to Lessor at the address then fixed for the payment of rent as provided in Article 4 of this Lease, and either party may by like written notice at any time designate a different address to which notices shall subsequently be sent or rent to be paid.

RULES AND REGULATIONS:
33. Lessee shall observe and comply with the rules and regulations as Lessor may prescribe, on written notice to Lessee for the safety, care and cleanliness of the Building.

INTENT OF PARTIES:
34. Except as otherwise provided herein, the Lessee covenants and agrees that if it shall any time fail to pay any such cost or expense, or fail to take out, pay for, maintain or deliver any of the insurance policies above required, or fail to make any other payment or perform any other act on its part to be made or performed as in this Lease provided, then the Lessor may, but shall not be obligated so to do, and without notice to or demand upon the Lessee and without waiving or releasing the Lessee from any obligations of the Lessee in this Lease contained, pay any such cost or expense, effect any such insurance coverage and pay premiums therefor, and may make any other payment or perform any other act on the part of the Lessee to be made and performed as in this Lease provided, in such manner and to such extent as the Lessor may deem desirable, and in exercising any such right, to also pay all necessary and incidental costs and expenses, employ counsel and incur and pay reasonable attorneys' fees. All sums so paid by Lessor and all necessary and incidental costs and expenses in connection with the performance of any such act by the Lessor, together with interest thereon at the rate of twelve percent ( 12 %) per annum from the date of making of such expenditure, by Lessor, shall be deemed additional rent hereunder, and shall be payable to Lessor on demand. Lessee covenants to pay any such sum or sums with interest as aforesaid and the Lessor shall have the same rights and remedies in the event of the nonpayment thereof by Lessee as in the case of default by Lessee in the payment of the Base Rent payable under this Lease.

GENERAL:
35. The Lease does not create the relationship of principal agent or of partnership or of joint venture or of any association between Lessor and Lessee, the sole relationship between the parties hereto being that of Lessor and Lessee.
         No waiver of any default of Lessee hereunder shall be implied from any omission by Lessor to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. One or more waivers by Lessor shall not then be construed as a waiver of a subsequent breach of the same covenant, term or condition. The consent to or approval by Lessor of any act by Lessee requiring Lessor's consent or approval shall not waive or render unnecessary Lessor's consent to or approval of any subsequent similar act by Lessee shall be construed to be both a covenant and a condition. No action required or permitted to be taken by or on behalf of Lessor under the terms or provisions of this Lease shall be deemed to constitute an eviction or disturbance of Lessee's possession of the Demised Premises. All preliminary negotiations are merged into and incorporated in this Lease. The laws of the State of Minnesota shall govern the validity, performance and enforcement of this Lease.
a. This Lease and the exhibits, if any, attached hereto and forming a part hereof, constitute the entire agreement between Lessor and Lessee affecting the Demised Premises and there are no other agreements, subsequent alteration, amendment, change or addition to this Lease shall be binding upon Lessor or Lessee unless reduced to writing and executed in the same form and manner in which this Lease is executed.
b. If any agreement, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such agreement, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each agreement, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

HAZARDOUS MATERIAL:
36.a. The Demised Premises hereby leased shall be used by and/or at the sufferance of Lessee only for the purpose set forth in Article 11 above and for no other purposes. Lessee shall not use or permit the use of the Demised Premises in any manner that will tend to create waste or a nuisance, or will tend to unreasonably disturb other Lessees in the Building or the Premises. Lessee, its employees and all person visiting or doing business with Lessee in the Demised Premises shall be bound by and shall observe the reasonable rules and regulations made by Lessor relating to the Demised Premises, the Building or the Premises of which notice in writing shall be given to the Lessee, and all such rules and regulations shall be deemed to be incorporated into and form a part of this Lease.
b. Lessee covenants through the Lease Term, at Lessee's sole cost and expense, promptly to comply with all laws and ordinances and the orders, rules and regulations and requirements of all federal, state and municipal governments and appropriate departments, commission, boards, and officers thereof, and the orders, rules and regulations of the Board of Fire Underwriters where the Demised Premises are situated, or any other body now or hereafter as well as extraordinary, and whether or not the same require structural repairs or alterations, which may be applicable to the Demised Premises, or the use or manner of use of the Demised Premises. Lessee will likewise observe and comply with the requirements of all policies of public liability, fire and all other policies of insurance at any time in force with respect to the building and improvements on the Demised Premises and the equipment thereof.
c. In the event any Hazardous Material (hereinafter defined) is brought or caused to be brought into or onto the Demised Premises, the Building or the Premises by Lessee, Lessee shall handle any such material in compliance with all applicable federal, state and/or local regulations. For purposes of this Article, "Hazardous Material" means and includes any hazardous, toxic or dangerous waste, substance or material defined as such in (or for purposes of) the Comprehensive Environmental Response, Compensation, and Liability Act, any so-called "Superfund" or "Superlien" law, or any federal, state or local statute, law, ordinance, code, rule, regulation, order decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or materials, as now or at any time hereafter in effect. Lessee shall submit to Lessor on an annual basis copies of its approved hazardous materials communication plan, OSHA monitoring plan, and permits required by the Resource Recovery and Conservation Act of 1976, if Lessee is required to prepare, file or obtain any such plans or permits. Lessee will indemnify and hold harmless Lessor from any losses, liabilities, damages, costs or expenses (including reasonable attorneys' fees) which Lessor may suffer or incur as a result of Lessee's introduction into or onto the Demised Premises, Building or Premises of any Hazardous Material. This Article shall survive the expiration or sooner termination of this Lease.

CAPTIONS:
37. The captions are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this Lease nor the intent or any provision thereof.

ATTACHMENTS:
38. See also rider attached hereto and made a part hereof containing articles 42 through inclusive as well as Exhibits A through B, inclusive, which Exhibits are attached hereto and made a part hereof.

             Exhibit                Description
            Exhibit A               Legal Description
            Exhibit B               Demised Premises

SUBMISSION:

39. Submission of this instrument to Lessee or proposed Lessee or his agents or attorneys for examination, review, consideration or signature does not constitute or imply an offer to lease reservation of space, or option to lease, and this instrument shall have no binding legal effect until execution hereof by both Lessor/Owner and Lessee or its agents.

REPRESENTATION:
It is agreed and understood that Kevin Doyle, agent or broker with Welsh Companies, Inc. is representing Cambridge Apartments, Inc, Lessor, and Jim Huey, broker with, James Huey Realty is representing Lessee.

OPTION TO RENEW:
41. Provided that neither the Lease nor Tenant's right of possession has been terminated pursuant to applicable law, Lessor agrees that Tenant shall have the option to renew the term of the Lease for an additional 120 month period on the same terms and conditions and rental rate as provided for during the term of the Lease, a 2.5% increase every 30 months. The renewal term shall begin on July1, 2013, and terminate on June 30, 2023. Tenant shall exercise its option to renew the term of the Lease by giving Lessor written notice of the exercise of this option by June 30, 2012.

IN WITNESS WHEREOF, the Lessor and the Lessee have caused these presents to be executed in form and manner sufficient to bind them at law, as of the day and year first above written.



Lessee: Navarre Corporation, a MN corporation Lessor: Cambridge Apartments, Inc., a MN Corporation


By:                                         By
                                                 ----------------------------
                                                                 John R. Paulson

Its:                                        Its: President



STATE OF

COUNTY OF                  ss.:

On this ____ day of _________, 19__, personally came before me, a Notary Public within and for said County, __________________________ and ___, to me well known to be the same persons described in and who executed the foregoing instrument, and acknowledged that they executed the same as their free act and deed.






     Notary Public


     My commission expires:



STATE OF

COUNTY OF                  ss.:

On this ____ day of _________, 19__, personally came before me, a Notary Public within and for said County, __________________________ and ___, to me well known to be the same persons described in and who executed the foregoing instrument, and acknowledged that they executed the same as their free act and deed.






     Notary Public